                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):          June 7, 1999
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                     FIRST USA BANK, NATIONAL ASSOCIATION
                       (As Successor to BANK ONE, N.A.)
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                 United States
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                (State or other jurisdiction of incorporation)

        0-25636                                            76-0039224
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(Commission File Number)                    (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)


                 (302) 594-4117
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Registrant's telephone number, including area code

Item 5.    Other Events

      On June 7, 1999, First USA Bank, National Association ("First USA"), a wholly-owned subsidiary of First USA Financial, Inc. which is a wholly-owned subsidiary of BANK ONE CORPORATION ("BANK ONE"), and FCC National Bank ("FCC Bank"), a direct wholly-owned subsidiary of BANK ONE, filed an application with the Office of the Comptroller of the Currency to merge First USA with and into and under the charter of FCC Bank. The application to merge First USA with and into FCC Bank was approved on July 12, 1999 by the Office of the Comptroller of the Currency. The surviving bank will be renamed First USA Bank, National Association. It is anticipated that the merger would become effective during the latter portion of the third quarter of 1999.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              First USA Bank, N.A., as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST



                              By:    /s/ Tracie H. Klein
                                     -------------------------------------
                              Name:  Tracie H. Klein
                              Title: First Vice President


Date:  August 10, 1999
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